Exhibit 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ Jeffrey M. Boromisa
Jeffrey M. Boromisa

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 27, 2015	/s/ Roxane Divol
Roxane Divol

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ David T. Kollat
David T. Kollat

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ Brenda J. Lauderback
Brenda J. Lauderback

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 27, 2015	/s/ Michael A. Volkema
Michael A. Volkema

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ William K. Gerber
William K. Gerber

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 27, 2015	/s/ Joseph R. Gromek
Joseph R. Gromek

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ Nicholas T. Long
Nicholas T. Long

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; DONALD T. GRIMES; and BRENDAN M. GIBBONS, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name Wolverine World Wide, Inc. Annual Reports on Form 10-K, and any amendments to such reports, and to file them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 26, 2015	/s/ Gina R. Boswell
Gina R. Boswell